__________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                         _________________________

                               FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                          _________________________


           Date of Report (Date of earliest event reported) May 17, 1995
                        Commission File Number 1-6537-3


                            EMPIRE GAS CORPORATION
                          (Exact name of registrant)


              Missouri                            43-1494323
     (State of organization)     (I.R.S. Employer Identification Number)


      P.O. Box 303, 1700 S. Jefferson Street, Lebanon, Missouri 65536
           (Address of principal executive offices and zip code)

                              (417) 532-3101
                      (Registrant's telephone Number)








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

ITEM 5.  OTHER EVENTS

                Empire Gas Corporation incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS
                                                                Sequentially
                Exhibit No.                                    Numbered Page
                ___________                                    _____________

                99       Press Release by Empire Gas
                         Corporation, dated May 17, 1995. . . . . . .    4

                            SIGNATURE
                            _________


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               EMPIRE GAS CORPORATION



                                               BY:   /s/ VALERIA SCHALL
                                                    _____________________
                                                          Valeria Schall
                                                          Vice President



Dated:  May 25, 1995